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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2004

                                  Bluefly, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-14498              13-3612110
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   (State or other jurisdiction     (Commission File         (IRS Employer
        of incorporation)                Number)         Identification Number)

           42 West 39th Street, New York, New York          10018
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           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (212) 944-8000


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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
 ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                       APPOINTMENT OF PRINCIPAL OFFICERS.

On October 25, 2004, Monica Halpert was appointed Chief Marketing Officer of the Company. Ms. Halpert, age 44, has over 20 years of experience in marketing and brand building. Most recently, she worked as an independent branding and marketing consultant for a number of clients, including AOL, ABC Family, USA cable and News corporation. From October 1998 to September 2001, Ms. Halpert was a Senior Vice President and Creative Director of VH1.

Attached as Exhibit 99.1 is a copy of Employment Agreement, dated as of October 14, 2004, by and between the Company and Ms. Halpert.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1 Employment Agreement, dated as of October 14, 2004, by and between the Company and Monica Halpert.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BLUEFLY, INC.
                                              (Registrant)

Date:   October 29, 2004                      By:    /s/ Patrick C. Barry
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                                              Name:  Patrick C. Barry
                                              Title: Chief Operating Officer and
                                                     Chief  Financial Officer

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                                INDEX TO EXHIBITS

Exhibit No.
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99.1         Employment Agreement, dated as of October 14, 2004, by and between the Company and Monica Halpert